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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) July 21, 2004

ADOLPH COORS COMPANY
(Exact name of registrant as specified in its chapter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

311—10th Street Golden, Colorado		80401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 303.279.6565

Not Applicable
(Former name or former address, if changed since last report)

        The following amends and restates in its entirety Item 5 of Adolph Coors Company's Form 8-K for an event dated July 21, 2004 and filed with the Securities and Exchange Commission on August 3, 2004. Items 5 and 7 are reprinted in their entirety for the convenience of the reader.

ITEM 5. OTHER EVENTS

        As previously announced, Adolph Coors Company, a Delaware corporation ("Coors"), Coors Canada Inc., a Canadian corporation and a subsidiary of Coors ("Exchangeco"), and Molson Inc., a Canadian corporation ("Molson"), have entered into a Combination Agreement, dated as of July 21, 2004 (the "Combination Agreement"), providing for a merger of equals to be effected by way of arrangement under Canadian law. The description of the Combination Agreement set forth herein is qualified in its entirety by reference to the Combination Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

        Upon effectiveness of the transaction, holders of Molson common shares would receive shares of Coors common stock as follows:

  •
  For each Class A share of Molson, a shareholder will receive the equivalent of 0.360 shares of Class B common stock of Coors; and

  •
  For each Class B share of Molson, a shareholder will receive the equivalent of:

  •
  0.126 shares of Class A common stock of Coors, and

  •
  0.234 shares of Class B common stock of Coors.

Any Canadian resident holder of Molson common shares may elect to receive, in lieu of the foregoing, corresponding shares of Exchangeco (and certain ancillary rights) exchangeable for corresponding shares of Coors common stock on a one-for-one basis or a combination of Coors common stock and exchangeable shares.

        Subject to completion of the proposed transaction, Coors is also proposing to amend and restate its certificate of incorporation and bylaws, effective upon such completion, in the forms attached as Exhibit G and Exhibit H to the Combination Agreement to provide for various amendments to accommodate the proposed transaction. These amendments include, but are not limited to, the following:

  •
  A change in the name of the company to "Molson Coors Brewing Company,"

  •
  An increase in the size of the board of directors of Molson Coors to 15 members, with:

  •
  Class A shareholders electing twelve directors, and

  •
  Class B shareholders electing three directors;

  •
  Certain amendments to the terms of each class of Coors common stock; and

  •
  Certain other changes relating to various corporate governance matters, including that certain corporate actions will require the approval of a supermajority of the combined companies boards.

The foregoing summary description of certain terms of the certificate of incorporation and bylaws is not complete, and is qualified in its entirety by reference to Exhibits G and H to the Combination Agreement.

        Upon completion of the transaction, Pentland Securities (1981) Inc. and Adolph Coors, Jr. Trust dated September 12, 1969, the current principal holders of the voting shares of Molson and Coors common stock, respectively, will enter into voting trust arrangements governing the voting of their shares of Class A common stock following the transaction. The terms of those voting trust arrangements are qualified in its entirety by reference to Exhibit E to the Combination Agreement.

        Completion of the transaction is subject to a number of conditions, including approval of the stockholders of both companies, receipt of requisite regulatory approvals from U.S. and Canadian regulatory authorities, and certain other customary conditions.

        In connection with the Combination Agreement, certain holders of Coors common stock and certain holders of Molson common stock have entered into voting agreements committing to vote in favor of the combination, subject to limited exceptions. Copies of the voting agreements are attached as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated herein by reference. The description of the voting agreements set forth herein is qualified in its entirety by reference to such Exhibits.

        A copy of the joint press release of July 22, 2003, regarding the combination was attached as Exhibit 99.1 to Form 8-K filed by Coors on July 22, 2003 and is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)
Exhibits

2.1	Combination Agreement dated July 21, 2004 between Adolph Coors Company ("Coors"), Coors Canada Inc. ("Exchangeco") and Molson Inc. ("Molson"), together with the following exhibits:
	Exhibit A:	Form of Molson Resolution
	Exhibit B:	Form of Plan of Arrangement
	Exhibit C:	Form of Class A Coors Voting Trust Agreement
	Exhibit D:	Form of Exchangeable Share Support Agreement
	Exhibit E:	Form of Voting and Exchange Trust Agreement
	Exhibit F:	Form of Holding Company Participation Agreement
	Exhibit G:	Form of Restated Certificate of Incorporation
	Exhibit H:	Form of Amended and Restated Bylaws
	Exhibit I:	Molson Coors Board of Directors
	Exhibit J:	Molson Coors Officers
	Exhibit L:	Terms of Registration Rights
99.1	Voting Agreement dated as of July 21, 2004 among Coors, Adolph Coors, Jr. Trust dated September 12, 1969, and Pentland Securities (1981) Inc.
99.2	Voting Agreement dated as of July 21, 2004, among Molson, Adolph Coors, Jr. Trust dated September 12, 1969, Keystone Financing LLC, Peter H. Coors and Pentland Securities (1981) Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOLPH COORS COMPANY (Registrant)
Date: August 3, 2004	/s/ ANNITA M. MENOGAN (Annita M. Menogan, Corporate Secretary and Assistant General Counsel)

EXHIBIT INDEX

Exhibit No.	Description
2.1	Combination Agreement dated July 21, 2004 between Adolph Coors Company ("Coors"), Coors Canada Inc. ("Exchangeco") and Molson Inc. ("Molson"), together with the following exhibits:
	Exhibit A:	Form of Molson Resolution
	Exhibit B:	Form of Plan of Arrangement
	Exhibit C:	Form of Class A Coors Voting Trust Agreement
	Exhibit D:	Form of Exchangeable Share Support Agreement
	Exhibit E:	Form of Voting and Exchange Trust Agreement
	Exhibit F:	Form of Holding Company Participation Agreement
	Exhibit G:	Form of Restated Certificate of Incorporation
	Exhibit H:	Form of Amended and Restated Bylaws
	Exhibit I:	Molson Coors Board of Directors
	Exhibit J:	Molson Coors Officers
	Exhibit L:	Terms of Registration Rights
99.1	Voting Agreement dated as of July 21, 2004 among Coors, Adolph Coors, Jr. Trust dated September 12, 1969, and Pentland Securities (1981) Inc.
99.2	Voting Agreement dated as of July 21, 2004, among Molson, Adolph Coors, Jr. Trust dated September 12, 1969, Keystone Financing LLC, Peter H. Coors and Pentland Securities (1981) Inc.

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SIGNATURES
EXHIBIT INDEX